EAGLE POINT
INCOME COMPANY

MARCH 31, 2020
FINANCIAL STATEMENTS
(UNAUDITED)

NYSE SYMBOL: EIC

Important Information

This report is transmitted to the stockholders of Eagle Point Income Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Income Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of March 31, 2020. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

About Eagle Point Income Company Inc.

The Company is a non-diversified, closed-end management investment company. The Company’s investment objective is to generate high current income, with a secondary objective to generate capital appreciation, by investing primarily in junior debt tranches of CLOs. In addition, the Company may invest up to 20% of its total assets (at the time of investment) in CLO equity securities and related securities and instruments (primarily via minority ownership positions). The Company is externally managed and advised by Eagle Point Income Management LLC.

The Company makes a monthly estimate of NAV and certain additional financial information available to investors via its website (www.eaglepointincome.com). This information includes (1) an estimated range of the Company’s NII and realized capital gains or losses per share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimate of the Company’s NAV per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) with respect to each calendar quarter end, an updated estimate of the Company’s NAV per share of common stock and NII and realized capital gains or losses for the applicable quarter, if available.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

EAGLE POINT INCOME COMPANY INC.

EAGLE POINT INCOME COMPANY INC.
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2020
(expressed in U.S. dollars)
(Unaudited)

ASSETS
Investments, at fair value (cost $114,122,007)	$61,546,587
Receivable for securities sold	5,766,529
Interest receivable	2,795,186
Prepaid expenses	278,022
Cash	20,778
Total Assets	70,407,102

LIABILITIES
Borrowings under credit facility (less unamortized deferred financing costs of $88,117 (Note 8))	15,404,383
Management fee payable	368,764
Interest expense on credit facility payable	153,559
Professional fees payable	122,518
Administration fees payable	112,439
Directors' fees payable	63,750
Due to affiliates	58,416
Tax expense payable	15,000
Other expenses payable	8,334
Total Liabilities	16,307,163

COMMITMENTS AND CONTINGENCIES (Note 6)

NET ASSETS applicable to 6,018,273 shares of $0.001 par value common stock outstanding	$54,099,939

NET ASSETS consist of:
Paid-in capital (Note 5)	$119,529,145
Aggregate distributable earnings (losses)	(65,429,206)
Total Net Assets	$54,099,939
Net asset value per share of common stock	$8.99

See accompanying notes to the financials statements

EAGLE POINT INCOME COMPANY INC.
SCHEDULE OF INVESTMENTS
As of March 31, 2020
(expressed in U.S. dollars)
(Unaudited)

Issuer(1)	Investment (2)(3)	Acquisition Date (4)	Principal Amount	Cost	Fair Value (5)	% of Net Assets
CLO Debt (6)
United States
AGL CLO I Ltd.	CLO Secured Note - Class E (9.02% due 10/20/32)	10/04/19	$3,000,000	$2,915,025	$1,658,700	3.07%
Ares XLIV CLO Ltd.	CLO Secured Note - Class D (8.38% due 10/15/29)	01/09/20	3,000,000	2,992,548	1,897,500	3.51%
Ares XLV CLO Ltd.	CLO Secured Note - Class E (7.93% due 10/15/30)	05/30/19	800,000	786,037	466,560	0.86%
Barings CLO Ltd. 2018-IV	CLO Secured Note - Class E (7.65% due 10/15/30)	10/26/18	750,000	746,591	409,725	0.76%
Battalion CLO XII Ltd.	CLO Secured Note - Class E (7.78% due 5/17/31)	10/04/18	1,458,000	1,407,310	801,463	1.48%
Black Diamond CLO 2016-1, Ltd.	CLO Secured Note - Class D-R (7.39% due 4/26/31)	10/04/18	1,050,000	983,693	495,810	0.92%
Black Diamond CLO 2017-1, Ltd.	CLO Secured Note - Class D (8.40% due 4/24/29)	10/04/18	3,600,000	3,591,341	1,913,760	3.54%
Canyon CLO 2019-1, Ltd.	CLO Secured Note - Class E (8.51% due 4/15/32)	08/16/19	3,000,000	2,915,302	1,678,200	3.10%
Carlyle US CLO 2018-1, Ltd.	CLO Secured Note - Class D (7.57% due 4/20/31)	10/04/18	550,000	548,356	284,955	0.53%
Carlyle US CLO 2018-2, Ltd.	CLO Secured Note - Class D (7.08% due 10/15/31)	10/04/18	3,900,000	3,776,779	1,759,290	3.25%
Carlyle US CLO 2019-1, Ltd.	CLO Secured Note - Class D (8.52% due 4/20/31)	08/19/19	2,100,000	2,047,422	1,202,040	2.22%
CIFC Funding 2015-I, Ltd.	CLO Secured Note - Class E-RR (7.80% due 1/22/31)	10/04/18	2,600,000	2,557,058	1,296,620	2.40%
CIFC Funding 2018-II, Ltd.	CLO Secured Note - Class D (7.67% due 4/20/31)	10/04/18	950,000	934,289	546,345	1.01%
CIFC Funding 2018-IV, Ltd.	CLO Secured Note - Class E (9.54% due 10/17/31)	05/22/19	2,000,000	1,844,006	925,400	1.71%
CIFC Funding 2019-III, Ltd.	CLO Secured Note - Class D (8.64% due 7/16/32)	05/14/19	2,717,000	2,634,481	1,499,241	2.77%
CIFC Funding 2019-V, Ltd.	CLO Secured Note - Class D (8.98% due 10/15/32)	08/09/19	5,500,000	5,393,544	3,146,550	5.82%
CIFC Funding 2019-VI, Ltd.	CLO Secured Note - Class E (9.31% due 1/16/33)	12/02/19	3,050,000	2,959,901	1,695,495	3.13%
Cook Park CLO, Ltd.	CLO Secured Note - Class E (7.24% due 4/17/30)	10/04/18	1,000,000	982,844	597,400	1.10%
Dryden 37 Senior Loan Fund, Ltd.	CLO Secured Note - Class E-R (6.98% due 1/15/31)	10/04/18	500,000	482,088	260,400	0.48%
First Eagle BSL CLO 2019-1 Ltd.	CLO Secured Note - Class D (9.57% due 1/20/33)	12/17/19	3,100,000	2,883,587	1,678,650	3.10%
LCM XVIII, L.P.	CLO Secured Note - Class E-R (7.77% due 4/20/31)	10/04/18	600,000	598,258	292,980	0.54%
Madison Park Funding XXVII, Ltd.	CLO Secured Note - Class D (6.82% due 4/20/30)	10/04/18	1,250,000	1,160,992	696,000	1.29%
Madison Park Funding XLII, Ltd.	CLO Secured Note - Class E (7.86% due 11/21/30)	08/15/19	1,400,000	1,333,634	818,160	1.51%
Marathon CLO IX, Ltd.	CLO Secured Note - Class D (7.88% due 4/15/29)	10/04/18	4,050,000	3,994,909	1,721,250	3.18%
Marathon CLO XIII, Ltd.	CLO Secured Note - Class D (8.81% due 4/15/32)	06/04/19	3,500,000	3,332,353	1,549,100	2.86%
MidOcean Credit CLO X	CLO Secured Note - Class E (9.25% due 10/23/32)	01/08/20	4,000,000	3,986,091	1,831,200	3.38%
OCP CLO 2019-17, Ltd.	CLO Secured Note - Class E (8.48% due 7/20/32)	10/25/19	3,000,000	2,787,618	1,636,200	3.02%
Octagon Investment Partners 37, Ltd.	CLO Secured Note - Class D (7.19% due 7/25/30)	10/04/18	1,200,000	1,175,110	642,240	1.19%
Octagon Investment Partners 38, Ltd.	CLO Secured Note - Class D (7.52% due 7/20/30)	10/04/18	3,300,000	3,232,031	1,805,430	3.34%
Octagon Investment Partners 39, Ltd.	CLO Secured Note - Class E (7.57% due 10/20/30)	10/24/18	950,000	942,218	517,940	0.96%
Octagon Investment Partners 41, Ltd.	CLO Secured Note - Class E (8.73% due 4/15/31)	07/18/19	5,012,500	4,959,788	2,559,884	4.73%
Octagon Investment Partners 42, Ltd.	CLO Secured Note - Class E (8.45% due 4/15/31)	12/05/19	950,000	927,119	549,005	1.01%
OZLM XXI, Ltd.	CLO Secured Note - Class D (7.36% due 1/20/31)	10/04/18	4,150,000	4,049,670	1,992,000	3.68%
Palmer Square CLO 2018-1, Ltd.	CLO Secured Note - Class D (6.97% due 4/18/31)	05/30/19	570,000	530,879	314,583	0.58%
Rockford Tower CLO 2018-2, Ltd.	CLO Secured Note - Class E (7.82% due 10/20/31)	10/04/18	4,275,000	4,168,116	2,485,913	4.60%
TICP CLO IX, Ltd.	CLO Secured Note - Class E (7.42% due 1/20/31)	08/22/19	2,500,000	2,324,681	1,450,000	2.68%
Vibrant CLO VI, Ltd.	CLO Secured Note - Class E (6.87% due 6/20/29)	10/04/18	4,100,000	4,031,973	1,733,890	3.20%
Vibrant CLO VIII, Ltd.	CLO Secured Note - Class D (7.57% due 1/20/31)	10/04/18	1,750,000	1,697,582	808,150	1.49%
York CLO-2 Ltd.	CLO Secured Note - Class E-R (7.45% due 1/22/31)	05/16/19	1,605,000	1,510,329	898,479	1.66%
				90,125,553	48,516,508	89.66%
CLO Equity (7)(8)
United States
CIFC Funding 2019-VI, Ltd.	CLO Subordinated Note (18.56% due 1/16/33)	12/02/19	6,000,000	4,980,000	3,537,403	6.54%
Madison Park Funding XXXVII, Ltd.	CLO Subordinated Note (18.57% due 7/15/49)	03/11/20	4,000,000	3,240,000	2,452,670	4.53%
Marathon CLO XIII, Ltd.	CLO Subordinated Note (14.86% due 4/15/32)	06/04/19	5,300,000	4,720,661	1,080,834	2.00%
Octagon Investment Partners 37, Ltd.	CLO Subordinated Note (18.21% due 7/25/30)	01/31/20	2,125,000	1,608,625	1,020,670	1.89%
Octagon Investment Partners 43, Ltd.	CLO Income Note (15.65% due 10/25/32)	08/02/19	5,750,000	4,968,575	2,865,541	5.30%
Venture 37 CLO, Limited	CLO Subordinated Note (18.74% due 7/15/32)	05/21/19	5,200,000	4,478,593	2,072,961	3.83%
				23,996,454	13,030,079	24.09%

Total investments, at fair value as of March 31, 2020				$114,122,007	$61,546,587	113.75%

Other net assets above (below) fair value of investments					(7,446,648)

Net assets as of March 31, 2020					$54,099,939

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, we would be presumed to "control" an issuer if we owned 25% or more of its voting securities.
(2)	All investments are restricted and categorized as structured finance securities.
(3)	Pursuant to the terms of the credit facility agreement (Note 8), a security interest in favor of the lender has been granted with respect to all investments.
(4)	Acquisition date represents the initial purchase date or the date when the investment was contributed to the Company (Note 1).
(5)	Fair value is determined in good faith in accordance with the Company's valuation policy and is approved by the Company's Board of Directors.
(6)	CLO debt positions reflect the coupon rates as of March 31, 2020.
(7)	The fair value of CLO equity investments were determined using significant, unobservable inputs (Note 3).
(8)	CLO income and subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Company's policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. The estimated yield and investment cost may ultimately not be realized. As of March 31, 2020, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 17.24%.

See accompanying notes to the financials statements

EAGLE POINT INCOME COMPANY INC.
STATEMENT OF OPERATIONS
For the three months ended March 31, 2020
(expressed in U.S. dollars)
(Unaudited)

INVESTMENT INCOME
Interest income	$3,507,342
Total Investment Income	3,507,342

EXPENSES
Management fee	368,764
Interest expense on credit facility	221,027
Administration fees	112,439
Professional fees	109,029
Directors' fees	63,750
Other expenses	56,974
Amortization of deferred financing costs	14,768
Tax expense(1)	(19,013)
Total Expenses	927,738

NET INVESTMENT INCOME	2,579,604

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(14,953,670)
Net change in unrealized appreciation (depreciation) on investments	(47,540,311)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(62,493,981)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(59,914,377)

(1) Tax expense consists of $15,000 of estimated Delaware franchise tax for the 2020 tax year and an offsetting credit of $34,013 for the Delaware franchise tax related to the 2019 tax year (Note 2).

See accompanying notes to the financials statements

EAGLE POINT INCOME COMPANY INC.
STATEMENTS OF CHANGES IN NET ASSETS
(expressed in U.S. dollars except share amounts)
(Unaudited)

	For the three	For the
	months ended	year ended
	March 31, 2020	December 31, 2019
Net increase (decrease) in net assets resulting from operations:
Net investment income	$2,579,604	$6,496,413
Net realized gain (loss) on investments	(14,953,670)	(458,946)
Net change in unrealized appreciation (depreciation) on investments	(47,540,311)	1,395,293
Total net increase (decrease) in net assets resulting from operations	(59,914,377)	7,432,760

Common stock distributions paid to stockholders:
Total earnings distributed	(2,394,067)	(4,123,118)
Common stock distributions from tax return of capital	-	-
Total common stock distributions paid to stockholders	(2,394,067)	(4,123,118)

Capital share transactions:
Issuance of shares of common stock pursuant to private placement (Note 5)	-	16,935,451
Paid-in capital contribution by affiliates of the Adviser pursuant to private placement (Note 5)	-	897,481
Issuance of shares of common stock pursuant to initial public offering, net of $750,000 offering expenses (Note 5)	-	26,342,447
Total capital share transactions	-	44,175,379

Total increase (decrease) in net assets	(62,308,444)	47,485,021
Net assets at beginning of period	116,408,383	68,923,362
Net assets at end of period	$54,099,939	$116,408,383

Capital share activity:
Shares of common stock issued pursuant to private placement	-	886,563
Shares of common stock issued pursuant to initial public offering	-	1,362,114
Total increase (decrease) in capital share activity	-	2,248,677

See accompanying notes to the financials statements

EAGLE POINT INCOME COMPANY INC.
STATEMENT OF CASH FLOWS
For the three months ended March 31, 2020
(expressed in U.S. dollars)
(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(59,914,377)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(23,191,268)
Proceeds from sales of investments and repayments of principal	21,205,856
Net realized (gain) loss on investments	14,953,670
Net change in unrealized (appreciation) depreciation on investments	47,540,311
Net amortization (accretion) of premiums or discounts on CLO debt securities	(57,040)
Amortization of deferred financing costs	14,768
Changes in assets and liabilities:
Interest receivable	(107,789)
Prepaid expenses	(6,848)
Management fee payable	(3,077)
Administration fees payable	15,645
Directors' fees payable	(29,815)
Due to affiliates	58,416
Tax expense payable	(133,926)
Interest expense on credit facility payable	118,081
Other expenses payable	6,251
Net cash provided by (used in) operating activities	468,858

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under credit facility	21,640,000
Repayments under credit facility	(19,890,500)
Payment for deferred financing costs	-
Common stock distributions paid to stockholders	(2,394,067)
Net cash provided by (used in) financing activities	(644,567)

NET INCREASE (DECREASE) IN CASH	(175,709)

CASH, BEGINNING OF PERIOD	196,487

CASH, END OF PERIOD	$20,778

Supplemental disclosures:
Cash paid for franchise taxes	$21,441
Cash paid for excise taxes	$93,472

(1) Proceeds from sales or maturity of investments includes $270,574 of return of capital on portfolio investments from recurring cash flows.

See accompanying notes to the financials statements

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(UNAUDITED)

1.	ORGANIZATION

Eagle Point Income Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company primarily focuses on CLO debt tranches rated “BB” (e.g., BB+, BB or BB-, or their equivalent) by Moody’s Investors Service, Inc., or “Moody’s,” Standard & Poor’s, or “S&P,” or Fitch Ratings, Inc., or “Fitch,” and/or other applicable nationally recognized statistical rating organizations. The Company may also invest in other junior debt tranches of CLOs, senior debt tranches of CLOs and other related securities and instruments. In addition, the Company may invest up to 20% of its total assets (at the time of investment) in unrated CLO equity securities (primarily via minority ownership positions) and related securities and instruments. The Company’s common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “EIC”.

The Company was initially formed on September 28, 2018 as EP Income Company LLC, a Delaware limited liability company. The Company commenced operations on October 4, 2018, the date Eagle Point Income Management LLC (the “Adviser”) contributed $100,000 in exchange for 100 units of the Company and Cavello Bay Reinsurance Limited (“Cavello Bay” and collectively with the Adviser, the “Members”) contributed to the Company, at fair value, the entire portfolio of BB-rated CLO debt it held in a separately managed account managed by an affiliate of the Adviser, totaling $75,051,650, inclusive of accrued interest of $1,371,697, in exchange for 75,051.65 units of the Company. Cavello Bay is a subsidiary of Enstar Group Limited, or “Enstar.”

On October 16, 2018, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Members became stockholders of Eagle Point Income Company Inc. In connection with the Conversion, the Members converted 75,151.65 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 3,769,596 shares and an effective conversion rate of approximately 50.15985069 per unit.

On July 23, 2019, the Company priced its initial public offering (the “IPO”) and sold an additional 1,200,000 shares of its common stock at a public offering price of $19.89 per share. On July 24, 2019, the Company’s shares began trading on the NYSE. On August 2, 2019, the Company sold an additional 162,114 shares pursuant to the exercise by the underwriters of the over-allotment option granted to them in connection with the IPO at a public offering price of $19.89 per share.

See Note 5 “Common Stock” for further discussion relating to the Conversion and IPO.

On October 3, 2018, the Company entered into a custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(UNAUDITED)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in a bank account which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the account is held in order to manage any risk associated with such account. No cash equivalent balances were held as of March 31, 2020.

Valuation of Investments

The most significant estimate inherent in the preparation of the financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(UNAUDITED)

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt and CLO equity, the Adviser considers a variety of relevant factors, including price indications from multiple dealers, or as applicable, a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board does not rely solely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting. Interest income from CLO debt positions is expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method. The Company applied the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for purchased CLO debt securities.

CLO equity investments recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40 Beneficial Interests in Securitized Financial Assets requires investment income from CLO equity investments to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(UNAUDITED)

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Interest Expense

Interest expense includes the amounts due under the Credit Facility (as defined in Note 8 “Revolving Credit Facility”) in relation to the outstanding borrowings and unused commitment fees. Interest expense is recorded as an expense on the Statement of Operations. Please refer to Note 8 “Revolving Credit Facility” for further discussion on the interest expense.

Prepaid Expenses

Prepaid expenses consist of insurance premiums, filing fees, shelf registration expenses and at-the-market (“ATM”) program expenses. Insurance premiums are amortized over the term of the current policy. Shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with maintaining the Company’s shelf registration and ATM program that have not been allocated to date.

Organizational Expenses

Organizational expenses, when incurred, are reflected on the statement of operations in accordance with guidance noted in FASB ASC Topic 720-15-25 Other Expenses – Start Up Costs – Recognition.

Offering Expenses

Offering expenses associated with the successful sale of shares of common stock are charged to paid-in capital at the time the shares are sold in accordance with guidance noted in FASB ASC Topic 946-20-25-5 Investment Companies – Investment Company Activities – Recognition during the period incurred. Please refer to Note 5 “Common Stock” for further discussion on offering expenses.

Payments by Affiliates

Contributions made by affiliates of the Adviser are reflected within paid-in capital and accounted for as payments by affiliates, which follows the guidance noted in FASB ASC Topic 946-20-25 Investment Companies – Investment Company Activities – Recognition. Please refer to Note 5 “Common Stock” for further discussion relating to payments by affiliates.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses incurred in connection with the Credit Facility. Deferred financing costs are capitalized and amortized over the term of the Credit Facility, and are reflected in Borrowings under the credit facility on the Statement of Asset and Liabilities. Amortization of deferred financing costs is recorded as an expense on the Statement of Operations on a straight-line basis, which approximates the effective interest method.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes.

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(UNAUDITED)

As of March 31, 2020, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$114,681,640
Gross unrealized appreciation	-
Gross unrealized depreciation	(53,135,053)
Net unrealized depreciation	$(53,135,053)

For the three months ended March 31, 2020 the Company incurred $15,000 in Delaware franchise tax expense related to the 2020 tax year end, and applied an offsetting credit of $34,013 related to Delaware franchise tax for the 2019 tax year end, resulting in an increase to net income of $19,013.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Distributions to common stockholders are comprised of net investment income, realized gains or losses and return of capital for either U.S. federal income tax or U.S. GAAP purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on record date and, unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) will receive all distributions in cash.

In addition to regular distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions. A special distribution represents the excess of the Company’s net taxable income over the Company’s aggregate regular distributions paid during the year.

For the three months ended March 31, 2020, the Company declared and paid distributions on common stock of $2,394,067 or $0.3978 per share.

The characterization of distributions paid to stockholders, as set forth in the Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of March 31, 2020:

Fair Value Measurement
	Level I	Level II	Level III	Total
Assets
CLO Debt	$-	$48,516,508	$-	$48,516,508
CLO Equity	$-	$-	$13,030,079	$13,030,079

Total Investments, at Fair Value	$-	$48,516,508	$13,030,079	$61,546,587

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(UNAUDITED)

The changes in investments classified as Level III are as follows for the three months ended March 31, 2020:

CLO Equity
Beginning Balance at January 1, 2020	$16,967,809
Purchases of investments	4,848,625
Proceeds from sales or maturity of investments	(270,574)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(8,515,781)
Balance as of March 31, 2020	$13,030,079

Change in unrealized appreciation (depreciation) on investments still held as of March 31, 2020	$(8,515,781)

The net realized gains (losses) recorded for Level III investments, if any, are reported in the net realized gain (loss) on investments balance in the Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Statement of Operations.

The change in unrealized depreciation on Level III investments still held as of March 31, 2020 was $(8,515,781).

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgement has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of CLO Equity

The Adviser gathers price indications from dealers, if available, as part of its valuation process as an input to estimate fair value of each CLO equity investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated. In addition, the Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level III of the fair value hierarchy as of March 31, 2020. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of March 31, 2020. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to ensure they reflect current market conditions.

Quantitative Information about Level III Fair Value Measurements

Assets	Fair Value as of March 31, 2020	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average
CLO Equity	$13,030,079	Discounted Cash Flows	Constant Default Rate	0.00% - 2.50%
			Constant Prepayment Rate	10.00% - 25.00%
			Reinvestment Spread	3.45% - 3.88% / 3.61%
			Reinvestment Price	90.00% - 99.00%
			Recovery Rate	67.74% - 69.56% / 69.01%
			Expected Yield	28.79% - 89.86% / 37.67%

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(UNAUDITED)

Increases (decreases) in the constant default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Global Economic Risks

Terrorist acts, acts of war, natural disasters, outbreaks or pandemics may disrupt the Company’s operations, as well as the operations of the businesses in which it invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. For example, many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and the COVID-19. In December 2019, an initial outbreak of COVID-19 was reported in Hubei, China. Since then, a large and growing number of cases have been confirmed around the world, which has resulted in numerous deaths and the imposition of both local and more widespread “work from home” and other quarantine measures, border closures and other travel restrictions, causing social unrest and commercial disruption on a global scale. In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  The ongoing COVID-19 pandemic has magnified these risks and has had, and will continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the outbreak and government and other measures seeking to contain its spread. The effects of the COVID-19 pandemic have contributed to increased volatility in global financial markets and likely will affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Company and its investments.  It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof.  To the extent the Company’s underlying investments are overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(UNAUDITED)

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial instruments and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments.

Risks of Investing in CLOs

The Company’s investments consist primarily of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLO and related structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches, and scheduled payments to junior tranches have a priority in right of payment to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO junior debt and equity tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through junior debt and equity tranches of CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event that the Company’s interest expense were to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution to stockholders or to make other payments on the Company’s securities would be reduced.

LIBOR Risk

The CLO equity and debt securities in which the Company invests and earns interest at, and CLOs in which it invests typically obtain financing at a floating rate based on LIBOR.

On July 27, 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the calculation of LIBOR rates after 2021 (the “FCA Announcement”). The FCA Announcement indicates that the continuation of LIBOR on the current basis (or at all) cannot and will not be guaranteed after 2021 and that planning a transition to alternative reference rates that are based firmly on transactions, such as reformed Sterling Over Night Index Average (“SONIA”) must begin. Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee (“ARRC”) of the Federal Reserve Board and the Federal Reserve Bank of New York. On June 22, 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad U.S. treasuries repo financing rate to be published by the Federal Reserve Bank of New York, as the rate that, in the consensus view of the ARRC, represented best practice for use in certain new U.S. dollar derivatives and other financial contracts. The first publication of SOFR was released in April 2018. Although there have been certain issuances utilizing SONIA and SOFR, it remains in question whether

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(UNAUDITED)

or not these alternative reference rates will attain market acceptance as replacements for LIBOR.

At this time, it is not possible to predict the effect of the FCA Announcement or other regulatory changes or announcements, the establishment of SOFR, SONIA or any other alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on the Company’s net investment income cannot yet be determined.

As LIBOR is currently being reformed, investors should be aware that: (a) any changes to LIBOR could affect the level of the published rate, including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion; (c) the administrator of LIBOR will not have any involvement in the CLOs or loans and may take any actions in respect of LIBOR without regard to the effect of such actions on the CLOs or loans; and (d) any uncertainty in the value of LIBOR or, the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the prominence of LIBOR as a benchmark interest rate due to the recent regulatory reform may adversely affect the liquidity of the securities in the secondary market and their market value. Any of the above or any other significant change to the setting of LIBOR could have a material adverse effect on the value of, and the amount payable under, (i) any underlying asset of the CLO which pay interest linked to a LIBOR rate and (ii) the CLO securities in which the Company invest.

If LIBOR is eliminated as a benchmark rate, it is uncertain whether broad replacement conventions in the CLO markets will develop and, if conventions develop, what those conventions will be and whether they will create adverse consequences for the issuer or the holders of CLO securities. If no replacement conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of CLO securities and the ability of the collateral manager to effectively mitigate interest rate risks. While the issuers and the trustee of a CLO may enter into a reference rate amendment or the collateral manager may designate a designated reference rate, in each case, subject to the conditions described in a CLO indenture, there can be no assurance that a change to any alternative benchmark rate (a) will be adopted, (b) will effectively mitigate interest rate risks or result in an equivalent methodology for determining the interest rates on the floating rate instrument, (c) will be adopted prior to any date on which the issuer suffers adverse consequences from the elimination or modification or potential elimination or modification of LIBOR or (d) will not have a material adverse effect on the holders of the CLO securities.

Low Interest Rate Environment

As of the date of the financial statements interest rates in the United States are at historic lows, which increases the Company’s exposure to risks associated with rising interest rates, including the potential for periods of volatility. The senior secured loans underlying the CLOs in which the Company invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Company invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, if LIBOR is below the average LIBOR floor, there may not be corresponding increases in investment income, which could result in the CLO not having adequate cash to make interest or other payments on the securities which the Company holds.

Leverage Risk

The Company may incur leverage through the Credit Facility, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of the Company’s investments, to pay fees and expenses and for other purposes. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there may be a layering of leverage in overall structure. The more leverage is employed, the more

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(UNAUDITED)

likely a substantial change will occur in the Company’s net asset value (“NAV”). For instance, any decrease in the Company’s income would cause net income to decline more sharply than it would have had the Company not borrowed. In addition, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes junior debt and equity investments in CLOs, which involve a number of significant risks. CLOs are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company invests are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which the Company invests triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in those circumstances.

Low Or Unrated Debt Securities Risks

The Company invests primarily in securities that are rated below investment grade or, in the case of CLO equity securities, are not rated by a national securities rating service. The primary assets underlying the CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans, high yield bonds, emerging market loans or bonds and structured finance securities with underlying exposure to CDO tranches, residential mortgage backed securities, commercial mortgage backed securities, trust preferred securities and other types of securitizations. CLOs generally invest in lower-rated debt securities that are typically rated below Baa/BBB by Moody’s, S&P or Fitch. In addition, the Company may obtain direct exposure to such financial assets/instruments. Securities that are not rated or are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are sometimes referred to as “high yield” or “junk.” High-yield debt securities have greater credit and liquidity risk than investment grade obligations. High-yield debt securities are generally unsecured and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer thereof to make payments of principal or interest.

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On October 5, 2018, the Company entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser, for its services, a management fee equal to an annual rate of 1.25% of the Company’s “Managed Assets”. Managed Assets are defined as the Company’s total assets (including assets attributable to the Company’s use of leverage) minus the sum of the Company’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The management fee is calculated monthly and payable quarterly in arrears based on the Company’s Managed Assets at the end of each calendar month. For the three months ended March 31, 2020, the Company was charged a management fee of $368,764, all of which was payable as of March 31, 2020.

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(UNAUDITED)

Administrator

Effective October 5, 2018, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any financial statement audits by an independent public accounting firm. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff. The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the three months ended March 31, 2020 the Company incurred $112,439 in administration fees consisting of $85,439 and $27,000, relating to services provided by the Administrator and SS&C, respectively, which are included in the Statement of Operations. As of March 31, 2020, $85,439 was payable to the Administrator and reflected on the Statement of Assets and Liabilities.

Affiliated Ownership

As of March 31, 2020, the Adviser and its affiliates and senior investment team held an aggregate of 0.78% of the Company’s common stock. In addition, an affiliate of Enstar holds an indirect non-controlling ownership interest in the Adviser. As of March 31, 2020, subsidiaries of Enstar, including Cavello Bay, held an aggregate of 62.6% of the Company’s common stock.

5.	COMMON STOCK

On October 16, 2018, the Company converted from a Delaware limited liability company into a Delaware corporation. At the time of the Conversion, the Members of EP Income Company LLC became stockholders of Eagle Point Income Company Inc. and were issued an aggregate of 3,769,596 shares of common stock, par value of $0.001 per share.

In May 2019, the Company issued 886,563 shares of common stock pursuant to a private placement at an average net price per share to the Company of $20.11, which represented the applicable net asset value per share of common stock. Of such average net price per share of common stock, $19.10 per share was paid by investors participating in the private placement and $1.01 per share was contributed to the Company by an affiliate of the Adviser. As a result, the Company received total net proceeds of $17,832,932 in connection with the private placement, $897,481 of which was contributed by an affiliate of the Adviser.

On July 23, 2019, the Company priced its IPO and sold an additional 1,200,000 shares of common stock at a public

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(UNAUDITED)

offering price of $19.89 per share, resulting in gross proceeds to the Company of $23,868,000. In addition, the underwriters partially exercised the overallotment option granted to them in connection with the IPO and purchased 162,114 shares, resulting in additional gross proceeds of $3,224,447. The Adviser and its affiliates paid the full amount of the sales load of $1.3 million or $0.9945 per common share issued in the offering (excluding shares sold to the Company’s board of directors, the Adviser, its affiliates, and employees of the Adviser and its affiliates). As the sales load was paid solely by the Adviser and its affiliates, the sales load did not reduce the NAV per share of the Company’s common stock. The Company reimbursed $750,000 or $0.1246 per common share to the Adviser and its affiliates in offering costs incurred prior to or in connection with the IPO. This cost was borne by all common stockholders as a charge to paid-in capital. The Company utilized the net proceeds from the IPO to acquire investments in accordance with the Company’s investment objectives and strategies and for general working capital purposes.

On July 24, 2019, the Company’s shares began trading on the NYSE under the symbol “EIC”.

On November 22, 2019 the Company launched an ATM offering to sell up to $14,500,000 aggregate amounts of its common stock, pursuant to the prospectus supplement filed with the SEC on November 22, 2019. As of March 31, 2020, no common stock was issued under the ATM program.

As of March 31, 2020, there were 150,000,000 shares of common stock authorized, of which 6,018,273 shares were issued and outstanding.

6.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of March 31, 2020, the Company had no unfunded commitments.

7.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

8.	REVOLVING CREDIT FACILITY

The Company may utilize leverage to the extent permitted by the 1940 Act. The Company may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common stock holders. The Company’s leverage strategy may not ultimately be successful.

Consistent with the ability to utilize leverage, on September 27, 2019, the Company entered into a senior secured revolving credit facility (the “Credit Facility”) with Société Générale. Pursuant to the terms of the Credit Facility, the Company can borrow up to an aggregate principal balance of $30,000,000 (the “Commitment Amount”). Such borrowings under the Credit Facility bear interest at 3 month LIBOR plus a spread. The Company is required to

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(UNAUDITED)

pay a commitment fee of 0.25% on the unused amount, which is subject to change based on the terms of the Credit Facility.

For the three months ended March 31, 2020, the Company had an average outstanding borrowing and average interest rate of $24,175,511 and 3.43%, respectively. The interest expense for the three months ended March 31, 2020 on the Credit Facility was $221,027, inclusive of the commitment fee, and is recorded on the Statement of Operations. As of March 31, 2020 the current outstanding borrowing amount was $15,492,500.

The Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of the Credit Facility or (ii) the scheduled maturity date of September 27, 2021.

See Note 9 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to the Credit Facility.

9.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as preferred stock, the Company is required to have asset coverage of at least 200%, as measured at the time of the issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the Credit Facility require the Company to cure any breach of the applicable asset coverage if the Company fails to maintain the applicable asset coverage.

As of March 31, 2020, the Company’s asset coverage of senior securities representing indebtedness was 449%, above the mandatory requirement of 300%. Asset coverage is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.

10.	RECENT ACCOUNTING AND TAX PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”) related to FASB ASC Topic 820 Fair Value Measurement and Disclosures – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 eliminates, amends, and adds to the fair value measurement disclosure requirements of ASC Topic 820. The amendments are designed to provide more decision useful information to financial statement users. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Company has fully adopted the provisions of ASU 2018-13, which did not have a significant impact on the financial statements and related disclosures of the Company.

EAGLE POINT INCOME COMPANY INC.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2020

(UNAUDITED)

11.	SUBSEQUENT EVENTS

On April 1, 2020, the Company declared three separate distributions of $0.08 per share on its common stock. The first distribution of $481,462 or $0.08 per share was paid on April 30, 2020 to holders of record as of April 13, 2020. The additional distributions are payable on each of May 29, 2020 and June 30, 2020 to holders of record as of May 12, 2020 and June 12, 2020, respectively.

On May 18, 2020, the Company declared three separate distributions of $0.08 per share on its common stock. The distributions are payable on each of July 31, 2020, August 31, 2020 and September 30, 2020 to holders of record as of July 13, 2020, August 12, 2020 and September 11, 2020, respectively.

On May 18, 2020 the Company declared a special distribution of income related to the 2019 tax year of $0.38 per common share payable in two separate distributions on July 31, 2020 and October 30, 2020, to holders on record of July 13, 2020 and October 13, 2020, respectively.

As of May 20, 2020, the date these financials were available to be distributed, the aggregate outstanding principal amount borrowed by the Company from the Credit Facility was $10,380,000.

For the period of April 1, 2020 to May 20, 2020, the Company sold 81,975 shares of its common stock pursuant to the ATM offering for total net proceeds to the Company of approximately $0.8 million.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report, and has determined there are no events in addition to those described above which would require adjustment to or disclosure in the financial statements and related notes through the date of release of this report.

EAGLE POINT INCOME COMPANY INC.

FINANCIAL HIGHLIGHTS

	For the three		For the period from
	months ended	For the year ended	October 16, 2018
Per Share Data	March 31, 2020	December 31, 2019	to December 31, 2018
Net asset value, beginning of period	$19.34	$18.28	$20.00

Net investment income, before fee waivers and expenses reimbursed (1)	0.43	1.15	0.10
Management fee voluntarily waived by the Adviser (1)	-	0.08	0.05
Expenses reimbursed by the Adviser (1)	-	0.06	0.20
Administration fee voluntarily waived by the Administrator (1)	-	0.03	-
Net investment income	0.43	1.32	0.35

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments (1)(2)	(10.38)	0.70	(1.72)

Net income (loss) and net increase (decrease) in net assets resulting from operations	(9.95)	2.02	(1.37)

Common stock distributions from net investment income(3)	(0.40)	(0.69)	(0.35)
Common stock distributions from net realized gains on investments(3)	-	-	-
Common stock distributions from tax return of capital(3)	-	-	-
Total common stock distributions declared to stockholders(3)	(0.40)	(0.69)	(0.35)

Common stock distributions based on weighted average shares impact	-	(0.15)	-
Total common stock distributions	(0.40)	(0.84)	(0.35)

Effect of shares issued (4)	-	(0.19)

Effect of offering expenses associated with shares issued(5)	-	(0.12)

Effect of paid-in capital contribution (6)	-	0.19
Net effect of shares issued	-	(0.12)	-

Net asset value at end of period	$8.99	$19.34	$18.28
Per share market value at beginning of period(7)	$18.76	$19.89	N/A
Per share market value at end of period	$10.70	$18.76	N/A

Total return, based on market value(8)	(41.42% )	(2.27% )	N/A
Total return, based on net asset value(9)	(51.46% )	9.56%	(6.85% )

Shares of common stock outstanding at end of period	6,018,273	6,018,273	3,769,596

Ratios and Supplemental Data:
Net asset value at end of period	$54,099,939	$116,408,383	$68,923,362
Ratio of net investment income to average net assets (10)(12)	10.86%	6.67%	8.54%
Ratio of expenses, before fee waivers and expenses reimbursed, to average net assets (10)(11)(12)	4.05%	2.75%	3.12%
Ratio of expenses, after fee waivers and expenses reimbursed, to average net assets (10)(11)(12)	N/A	1.89%	0.00%
Portfolio turnover rate (13)	14.44%	11.42%	2.35%

Credit Facility:
Principal amount outstanding at end of period	$15,492,500	$13,730,000	$-
Asset coverage per $1,000 at end of period(14)	$4,492	$9,470	$-

EAGLE POINT INCOME COMPANY INC.

FINANCIAL HIGHLIGHTS

Footnotes to the Financial Highlights:

(1)	Per share amounts are based on the weighted average of shares of common stock outstanding for the period.

(2)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments may include a balancing figure to reconcile to the change in NAV per share at the end of the period. The amount shown for a share outstanding throughout the period may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of sales of the Company’s common stock in relation to fluctuating market values for the portfolio.

(3)	The information provided is based on estimates available at the period ended March 31, 2020 and each respective fiscal year end. The final tax characteristics of the Company’s earnings cannot be determined until tax returns are filed after the end of the fiscal year and may vary from these estimates.

(4)	Represents the effect per share of the Company’s issuance of shares of common stock pursuant to a private placement in May 2019.

(5)	Represents the effect per share of offering expenses incurred prior to or in connection with the Company’s IPO. Please refer to Note 5 “Common Stock” for further discussion relating to the Company’s reimbursement of offering expenses.

(6)	Represents the effect of the paid-in capital contribution made by an affiliate of the Adviser pursuant to a private placement in May 2019. Please refer to Note 5 “Common Stock” for further discussion relating to the contribution made by an affiliate of the Adviser.

(7)	Represents the IPO price as of July 23, 2019 for the year ended December 31, 2019.

(8)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. For the year ended December 31, 2019 the total return on market value is calculated as the change in market value per share for the period commencing July 23, 2019, the date of the Company’s IPO, through December 31, 2019. The beginning market value per share is based on the initial public offering price of $19.89 per share. Total return does not reflect any sales load.

(9)	Total return based on net asset value is calculated as the change in net asset value per share during the period plus declared and paid dividends per share, divided by the beginning net asset value per share.

(10)	Ratios for the period from October 16, 2018 to December 31, 2018, and the three months ended March 31, 2020 are annualized. Ratios include the impact of the fee waivers and expenses reimbursed by the Adviser, where applicable.

(11)	Expenses of the Company for the period from October 16, 2018 to December 31, 2018 and for the period from January 1, 2019 to May 31, 2019 were reimbursed by the Adviser. In addition, the Adviser has voluntarily waived the management fee and the Administrator has voluntarily waived the administration fee for the same periods from October 16, 2018 to December 31, 2018 and from January 1, 2019 to May 31, 2019.

(12)	Ratios for the three months ended March 31, 2020 and for the year ended December 31, 2019 include interest expense on the credit facility of 0.94% and 0.04% of average net assets, respectively. Ratios for the year ended December 31, 2020 include excise tax expense of 0.10% of average net assets.

(13)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total of investment sales executed during the periods and repayments of principal, divided by the average fair value of the investments for the same period.

(14)	The asset coverage per unit figure is the ratio of the Company's total assets, less all liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

EAGLE POINT INCOME COMPANY INC.

FINANCIAL HIGHLIGHTS

Financial highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for the Members are as follows:

For the period from
October 4, 2018
(Commencement of Operations)
Per Unit Data	to October 15, 2018
Net asset value at beginning of period	$1,000.00
Net investment income	2.69
Net change in unrealized appreciation (depreciation) on investments	0.51
Net income (loss) and net increase (decrease) in net assets resulting from operations	3.20
Net asset value at end of period	$1,003.20
Total return (1)	0.32%
Ratios and Supplemental Data:
Net asset value at end of period	$75,391,911
Ratio of net investment income to average net assets (1)	0.27%
Ratio of expenses to average net assets (2)	0.00%
Portfolio turnover rate (3)	0.00%

(1)	Total return and ratio of net investment income to average net assets for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 are not annualized.

(2)	No expenses were borne by the Company from October 4, 2018 (Commencement of Operations) to October 15, 2018.

(3)	The Company did not enter transactions to purchase or sell securities from October 4, 2018 (Commencement of Operations) to October 15, 2018. As such, the portfolio turnover rate is 0.00%.

Note: The above Financial Highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for Members represents the period when the Company was initially organized as a Delaware limited liability company.

EAGLE POINT
INCOME COMPANY

Eagle Point Income Company Inc.

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Eagle Point Income Management LLC
600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent

American Stock Transfer and Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937 5449

www.eaglepointincome.com

© Eagle Point Income Company Inc. All rights reserved.